UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 17, 2018
Date of Report (date of earliest event reported)

COPART, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14185 Dallas Parkway, Suite 300
Dallas, Texas 75254
(Address of principal executive offices, including zip code)

(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
We held our 2018 annual meeting of stockholders on December 17, 2018 (the “Annual Meeting”). Of the 234,009,928 shares of our common stock outstanding as of the record date of November 9, 2018, 215,019,298 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91.88% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	192,502,679	9,638,609	35,671	12,842,339
A. Jayson Adair	195,121,653	7,019,188	36,118	12,842,339
Matt Blunt	185,233,560	16,906,006	37,393	12,842,339
Steven D. Cohan	180,338,115	21,800,622	38,222	12,842,339
Daniel J. Englander	181,423,716	20,715,252	37,991	12,842,339
James E. Meeks	184,367,987	17,772,593	36,379	12,842,339
Thomas N. Tryforos	168,617,473	33,521,385	38,101	12,842,339

2.
Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2018 as disclosed in our proxy statement:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
198,355,248	3,440,993	380,718	12,842,339

3.
Ratification of a Cash and Equity Director Compensation Plan for our Executive Chairman and Non-Employee Directors. The stockholders ratified a cash and equity director compensation plan for our Executive Chairman and non-employee directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,115,554	12,761,502	26,299,903	12,842,339

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2019, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
211,973,706	2,993,223	52,369	—

5.	Approval to Adjourn the Annual Meeting. The stockholders approved the authority of the Company to adjourn the annual meeting if the Company determines that adjournment is necessary or appropriate:

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,667,776	28,213,300	138,222	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     December 21, 2018                 COPART, INC.

By:	/s/ Jeffrey Liaw
Jeffrey Liaw
Senior Vice President, Chief Financial Officer